EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

NEUROMetrix, Inc.

62 Fourth Avenue

Waltham, Massachusetts 02451

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.                                       This Securities Purchase Agreement is made as of the date set forth below between NEUROMetrix, Inc., a Delaware corporation (the “Company”), and the Investor.

2.                                       The Company has authorized the sale and issuance of (i) up to 8,816,521 shares (the “Shares”) of the common stock of the Company, $.0001 par value per share (the “Common Stock”), and (ii) warrants to purchase up to 8,375,695 shares of Common Stock (the “Warrants”), to certain investors in a private placement (the “Offering”).

3.                                       The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor                  Shares at a purchase price of $2.00 per Share (the “Share Purchase Price”) and Warrants to purchase                  shares of Common Stock (which Warrant shall be exercisable for 95% of the number of Shares that are purchased under this Agreement by the Investor at an exercise price per share equal to $2.20 per share and at a purchase price of $0.125 per share of Common Stock underlying the Warrant (the “Warrant Purchase Price”)), for an aggregate purchase price of $                 (the “Purchase Price”), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  Unless otherwise requested by the Investor in EXHIBIT A, certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4.                                       The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship, other than as a shareholder of the Company, within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company other than as set forth below and (c) it has no direct or indirect affiliation or association with any Financial Industry Regulatory Authority (“FINRA”) member.  Exceptions (if no exceptions, write “none.”  If left blank, response will be deemed to be “none”):

No. of shares of Common Stock of the Company held by Investor and its affiliates (please break out by holder):

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2009

[Investor Name]

By:
Name:
Title:

Address:

AGREED AND ACCEPTED:

NEUROMetrix, Inc.

By:	/s/ Shai N. Gozani
Name:	Shai N. Gozani
Title:	President & CEO

2

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.                                      AGREEMENT TO SELL AND PURCHASE THE SHARES AND WARRANTS; SUBSCRIPTION DATE.

1.1                               Purchase and Sale.  At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, (i) the number of Shares described in paragraph 3 of the Securities Purchase Agreement to which this Annex I is attached (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”) at the Share Purchase Price specified in the Agreement (which price shall be the consolidated closing bid price of the Common Stock as reported on the Nasdaq Global Market immediately prior to the execution of this Agreement), and (ii) Warrants, in substantially the form attached hereto as EXHIBIT E, to acquire up to that number of additional shares of Common Stock set forth in paragraph 3 of the Securities Purchase Agreement to which this Annex I is attached at the Warrant Purchase Price (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued to the Investors, collectively, the “Warrant Shares”).  The Shares and Warrants are sometimes referred to herein collectively as the “Securities.”

1.2                               Other Investors.  As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form, and on the same terms and conditions, as this Agreement and as the Warrant, with certain other investors (the “Other Investors”), and the Company expects to complete sales of Shares and Warrants to them.  The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.”  The Company may accept executed Agreements from the Investors for the purchase of Securities commencing upon the date on which the Company provides the Investors with a proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has notified Canaccord Adams (in its capacity as placement agent for the Shares, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Securities in the Offering, which shall be no more than one (1) Business Day (as defined below) following the Business Day on which the Company has first accepted an Agreement.  Each Investor must complete a Securities Purchase Agreement, a Securities Certificate Questionnaire (in the form attached as EXHIBIT A hereto) and an Investor Questionnaire (in the form attached as EXHIBIT B hereto) in order to purchase Securities in the Offering.

1.3                               Placement Agent Fee; Use of Proceeds.  The Investor acknowledges that the Company intends to pay to the Placement Agent a fee set forth in EXHIBIT E-2 attached hereto in respect of the sale of Securities to the Investor and to issue to the Placement Agent a warrant to purchase Common Stock in the form attached hereto as EXHIBIT E-1 and for the number of shares set forth in EXHIBIT E-2.  The Company has taken no action, and has not failed to take any action, that would give rise to any claim by any other person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.  The Company shall use the proceeds (after payment of the

Placement Agent Fee) from the sale of the Securities hereunder for general working capital purposes.

2.                                      DELIVERY OF THE SHARES AT CLOSING.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur on a date specified by the Company and the Placement Agent (the “Closing Date”), but no later than five (5) Business Days following the date hereof, and of which the Investors will be notified at least One (1) Business Day in advance by the Placement Agent.  At the Closing, the Company shall deliver to the Investor (i) a copy of irrevocable instructions to American Stock Transfer & Trust Company, the Company’s transfer agent, certified by the corporate secretary of the Company and instructing the issuance to Investor in book entry form of the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement (or, upon request by Investor, a stock certificate for such number of Shares), such entry (or certificate, as the case may be) to be registered in the name of the Investor or, if so indicated on the Securities Certificate Questionnaire, in the name of a nominee designated by the Investor, and (ii) a Warrant, issued in the name of such Investor or, if so indicated on the Securities Certificate Questionnaire, in the name of a nominee designated by the Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares set forth in paragraph 3 of the Securities Purchase Agreement.  In exchange for the delivery of the certificates representing such Securities, the Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company’s written instructions.  On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as EXHIBIT D (the “Legal Opinion”).

The Company’s obligation to issue and sell the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Agreement; (b) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; (c) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or prohibits the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby, and (d) completion of purchases and sales under the Agreements in the same form as this Agreement with Other Investors for an aggregate stock price of not less then eleven-million and five hundred thousand dollars ($11,500,000), provided that the Company shall have used its best efforts to consummate such purchases and sales.

Each Investor’s obligation to purchase the Securities shall be several and not joint, and shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the delivery of the Legal Opinion to the Investor by counsel to the Company; (b) the accuracy in all material respects of the representations and warranties (except with respect to such representations and warranties which are qualified by words such as “material”, “Material Adverse Effect” or words of similar meaning, which shall be accurate in all respects) by the Company in this Agreement on the date hereof and on the Closing Date; (c) the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or prohibits the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in subsections (b) and (c) of this paragraph have been fulfilled.

For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the Nasdaq Global Market or commercial banks located in Boston, Massachusetts are permitted or required by law to close.

3.                                      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.  Except (i) as set forth in the Company disclosure schedules (the “Disclosure Schedules”), which Disclosure Schedules are being delivered to the Investors at the same time as this Agreement, and (ii) as otherwise described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), the Company’s Proxy Statement for its 2009 Annual Meeting of Stockholders, or the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 (and any amendments thereto filed at least two Business Days prior to the date hereof) or any of the Company’s Current Reports on Form 8-K filed since August 14, 2009 and at least two (2) Business Days prior to the date hereof (collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1                               Organization.  The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware.  The Company has the requisite power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company or the business, financial condition, properties, operations or assets of the Company or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”).  The Company has no “subsidiaries” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)).  The Company does not own any real property.  To the Company’s knowledge, the Company is in possession of and operating in material compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect.  The Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company or (ii) would not reasonably be expected to have a Material Adverse Effect.

3.2                               Due Authorization.  The Company has the requisite power and authority to execute, deliver and perform its obligations under the Agreement and the Warrants (together, the “Transaction Documents”).  The execution and delivery of the Transaction Documents, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required.  The Transaction Documents have been (or upon delivery will have been) validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3                               Non-Contravention.  The execution and delivery of the Transaction Documents, the issuance and sale of the Securities to be sold by the Company under the Transaction Documents, and the issuance of the Warrant Shares upon the exercise of the Warrant, and the fulfillment of the terms of the Transaction Documents and the consummation of the transactions contemplated thereby will not (A) result in conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify or cancel, or require any notice under (i) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, except as would not reasonably be expected to have a Material Adverse Effect, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its properties, including without limitation any self-regulatory authority, except as would not reasonably be expected to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any material property or assets of the Company is subject, except as would not reasonably be expected to have a Material Adverse Effect.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, other governmental body or any self regulatory authority is required for the execution and delivery of the Transaction Documents by the Company and the valid issuance or sale of the Securities by the Company pursuant to the Transaction Documents, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4                               Capitalization.  The outstanding capital stock of the Company as of June 30, 2009 is set forth on Schedule 3.4 of the Disclosure Schedules.  The Company has not issued any capital stock since December 31, 2008 other than the issuance of common stock in lieu of cash bonuses and pursuant to the terms and conditions of the Company’s employee stock purchase plan.  The Securities to be sold pursuant to the Transaction Documents have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor).  The Warrant Shares, when issued and paid for in accordance with the terms of the

Warrants, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor).  The Warrant Shares have been duly reserved for issuance pursuant to the exercise of the Warrants. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except as set forth on Schedule 3.4 of the Disclosure Schedules and except as disclosed in the SEC Reports, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and providing for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.  Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Securities, except as provided in the Transaction Documents or except for such rights as may have been waived prior to the date of this Agreement.  There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

3.5                               Legal Proceedings.  Except as set forth in Schedule 3.5 of the Disclosure Schedules, there is no material legal, regulatory or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports.  The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.  Neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of any duty relating to the Company that is not disclosed in the SEC Reports.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or state securities commission involving the Company or any current or former director or officer of the Company.  The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

3.6                               No Violations.  The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect, and the Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which it is a party or by which it or its property is bound, which default would reasonably be likely to have a Material Adverse Effect.

3.7                               Compliance and Governmental Permits, Etc.  The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect.  The Company has not received any notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.  The Company is not in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not reasonably be expected to have a Material Adverse Effect.

3.8                               Intellectual Property.  The Company owns, or has valid, binding and enforceable rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, know-how, domain names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights, of the nature as generally described in the SEC Reports and as necessary or material for use in connection with its business as currently conducted, and which the failure to so have would not reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  In the last 18 months, the Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company violates or infringes upon the rights of any person.  All such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights of others which would reasonably be expected to have a Material Adverse Effect.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  All patent applications of the Company have been properly filed and prosecuted in accordance with all applicable laws, including without limitation all rules regarding the duty of candor, and, to the Company’s knowledge, no claim of any patent or patent application (assuming the claims of patent applications issue as currently pending) included in the Company Intellectual Property is unenforceable or invalid, except for such unenforceability or invalidity that would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.  The Company is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with the Company Intellectual Property other than as disclosed in the SEC Documents.  There is no pending, nor to the knowledge of the Company, threatened action, suit, proceeding, or other claim that the Company infringes, misappropriates, or otherwise violates any intellectual property or proprietary rights of any third party.

3.9                               Financial Statements.  The financial statements of the Company contained in the SEC Reports have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”)  applied on a consistent basis at the times and throughout the periods therein specified, except as may be otherwise specified in such financial statements or the notes thereto and that unaudited financial statements may not contain all footnotes required by GAAP.  Such financial statements present fairly and accurately in all material respects the financial position of the Company as of the dates indicated, and the results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.  There are no financial statements (historical or pro forma) and/or related schedules and notes that are required to be included in the SEC Documents that are not included as required by the Securities Act, the Exchange Act and/or the Rules and Regulations, except where a failure to so include would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.10                        No Material Adverse Change.  Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the date of this Agreement, since June 30, 2009, there has not been (i) any event, circumstance or change that has had or that would reasonably be expected to have a Material Adverse Effect, (ii) any obligation incurred by the Company, direct or contingent, that is material to the Company other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had, or would reasonably be expected to have, a Material Adverse Effect, (v) any material change in the Company’s method of accounting, or (vi) any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans or agreements.

3.11                        Nasdaq Compliance.  The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and is listed on The Nasdaq Global Market (the “Nasdaq Stock Market”).  The Company has taken no action intended to terminate the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market, nor has the Company received any notification that the SEC or the Nasdaq Stock Market is contemplating terminating such registration or listing.  The issuance of the Securities does not require stockholder approval, including, without limitation, pursuant to FINRA Rule 5635(b) or (d).  The Company is in compliance with all corporate governance requirements of the Nasdaq Stock Market.  Except as set forth in Section 3.11 of the Disclosure, the Company has complied with all requirements of the Nasdaq Stock Market with respect to the issuance of the Securities.

3.12                        Reporting Status.  The Company has timely made all filings required under the Exchange Act during the 12 months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

3.13                        Disclosure of Information.  The Company has not disclosed any material non-public information to the Investors.

3.14                        Accountants.  Pricewaterhouse Coopers LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 into the registration statement to be filed under the Securities Act as provided in Section 6.1 hereof (the “Registration Statement”) and the prospectus which forms a part thereof (the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).  Except as described in the SEC Documents and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, to the Company’s knowledge, Pricewaterhouse Coopers LLP has not engaged in any “prohibited activities” (as defined in Section 10A of the Exchange Act) on behalf of the Company.

3.15                        Taxes.  Except for matters which would not reasonably be expected to have a Material Adverse Effect, each of the Company and the Subsidiaries has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued on the books of the Company all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

3.16                        Transfer Taxes.  On the Closing Date, and thereafter with respect to the issuance of the Warrant Shares, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

3.17                        Investment Company.  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement or as a result of the conduct of its business.

3.18                        Insurance.  The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, insurance covering the acts and omissions of directors and officers, and insurance covering all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.  The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires.

3.19                        Offering Prohibitions.  Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.  The Company has not made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the

Securities Act. Assuming the accuracy of the Investors’ representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.  Assuming that all of the representations and warranties of the Investor set forth in Section 4 are true and correct, the offer and sale of the Securities has been conducted and completed in compliance with the Securities Act.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Nasdaq Stock Market.

3.20                        Listing.  The Company shall comply with all requirements of FINRA with respect to the issuance of the Shares and the listing thereof on the Nasdaq Stock Market.  The Company shall use its best efforts to maintain the listing of the Company’s Common Stock on the Nasdaq Stock Market.

3.21                        Related Party Transactions.  Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

3.22                        Registration Rights.  Other than each of the Investors, no person or entity has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, other than registration statements which have already been filed and declared effective or registration rights which have been waived for all times prior to the date hereof.  No person has the right to prohibit the Company from filing a registration statement in accordance with Section 6 hereof.  The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company is a party.  The Company covenants that it shall provide and cause to be maintained a registrar and transfer agent for all Registrable Securities (as defined in Section 6.1) covered by any registration statement from and after a date not later than the initial effective date of such Registration Statement.

3.23                        Internal Accounting Controls.  The books, records and accounts of the Company accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the operations of, the Company.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) in the manner and to the extent required by the Exchange Act and the rules promulgated thereunder by the SEC, and in all cases sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period prior to the filing date of the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) or in other factors that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

3.24                        Foreign Corrupt Practices.  Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company, (i) directly or indirectly, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.25                        No Manipulation of Stock.  Neither the Company nor, to its knowledge, any of its affiliates has taken, nor will the Company take, directly or indirectly any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

3.36                        Company Acknowledgement of Purchaser Representation.  The Company acknowledges and agrees that the Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in paragraph 4 of the Securities Purchase Agreement, Section 4 of this Agreement, and in the Investor Questionnaire.

3.27                        Acknowledgment Regarding the Investors’ Purchase of Securities.  The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor’s purchase of the Securities.  The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.28                        FDA.  As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company (each a “Product”), such Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, and in all other respects, except where the failure to be in compliance would not have a Material Adverse Effect.  There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company and the Company has not received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Product, (iii) imposes a clinical hold on any clinical investigation by the Company, (iv) enjoins production at any facility of the Company, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company, and which, either individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.  The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

3.29                        SEC Documents.  The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement.  As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and all rules and regulations promulgated thereunder, and to the knowledge of the Company none of the SEC Documents contained or will contain, and none of the Transaction Documents contain, any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates or as of the Closing Date, as the case may be, except to the extent with respect to the SEC Documents corrected by a SEC Document filed prior to the date of this Agreement.  From and after the date hereof the Company currently expects to meet each of the eligibility requirements for the use of Form S-3 in connection with the resale registration of the Securities and the Warrant Shares as contemplated under Section 6 of this Agreement.

4.                                      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

4.1                               Investor Knowledge and Status.  The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Securities set forth in paragraph 3 of the Securities Purchase Agreement to which this Annex I is attached in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Investor’s right to sell Registrable Securities pursuant to a Registration Statement or otherwise pursuant to an exemption from registration under the Securities Act); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement to which this Annex I is attached and the Investor Questionnaire attached hereto as EXHIBIT B for use in preparation of the Registration Statement and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective with respect to the such Investor’s Registrable Securities; and (vi) the Investor has, in connection with its decision to purchase the number of Securities set forth in paragraph 3 of the Securities Purchase Agreement, relied only upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports.  The Investor understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law, and that the Securities are being issued in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement.  No person is authorized to provide any representation that is inconsistent or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2                               Transfer of Securities.  The Investor agrees that it will not make any sale, transfer or other disposition of the Securities (a “Disposition”) other than Dispositions of Registrable Securities (as defined in Section 6.1(a)) that are made by the Investors pursuant to the Registration Statement or Dispositions by the Investor that are exempt from registration under the Securities Act and, if made pursuant to the Registration Statement by the Investor, without complying with any applicable prospectus delivery requirements.

4.3                               Power and Authority.  The Investor represents and warrants to the Company that (i) the Investor has the right, power, authority and capacity to enter into the Transaction Documents and to consummate the transactions contemplated thereby and has taken all necessary action to authorize the execution, delivery and performance of the Transaction Documents, (ii) the Transaction Documents have been validly executed and delivered by the Investor, and (iii) the Transaction Documents constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

4.4                               Short Position.  The Investor has not established any hedge or other position in the Common Stock that is outstanding on the Closing Date and is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor or any other person or entity.  For purposes hereof, a “hedge or other position” would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.  For the avoidance of doubt, notwithstanding anything else contained herein, the representations made in this Section 4.4 are made only as of the date of execution of this Agreement.

4.5                               No Investment, Tax or Legal Advice.  The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.6                               Confidential Information.  The Investor covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Company received by the Investor from the Company (other than disclosure of such information to its representatives or agents), including the receipt and content of any Suspension Notice (as defined in Section 6.2(c)) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as a request of a regulatory authority, by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority, regulatory body or similar process); provided, however, that before making any disclosure in reliance on this Section 4.6 (other than disclosure of such information to its representatives or agents), the Investor will give the Company prior written notice, as soon as reasonably practicable and if not prohibited under law or regulation, specifying the circumstances giving rise thereto in order to permit the Company to seek protective orders or take other action with respect to such compelled disclosure, and will furnish only that portion of the non-public information which it is advised by legal counsel is legally required.  The parties acknowledge and agree that as of the date hereof and as of the Closing Date, the Company has not disclosed any material non-public information to the Investor.

4.7                               Acknowledgments Regarding Placement Agent.  The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Securities by the Company, that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material, and that the Placement Agent will be compensated solely by the Company for acting in such capacity.  The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Securities.  The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent.

4.8                               Additional Acknowledgement.  The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other Investor, and that it is not acting in concert with any other Investor (other than the Investors who may be directly affiliated with such Investor) in making its purchase of the Securities hereunder.  The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act (other than with other Investors who may be affiliated with the Investor).  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.                                      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Investors herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor for a period of two (2) years following the date of this Agreement (except for claims made by any party to this Agreement during the two (2) year period following the date of this Agreement with respect to a breach of any representation and warranty, which shall survive indefinitely), and unless otherwise set forth herein, all covenants and agreements in this Agreement shall survive indefinitely.

6.                                      REGISTRATION OF REGISTRABLE SECURITIES; COMPLIANCE WITH THE SECURITIES ACT.

6.1                               Registration Procedures and Expenses.  The Company shall:

(a)                                        subject to receipt of necessary information from the Investor and subject to Section 6.1(d), prepare and file with the Securities and Exchange Commission (“SEC”), within forty-five (45) days after the Closing Date (the “Required Filing Date”), a Registration Statement on Form S-3 to enable the resale of the Registrable Securities by the Investor from time to time on a continuous basis pursuant to Rule 415 of the Securities Act or, only if the Company is not eligible to use Form S-3, on such other form which is appropriate to register such Registrable Securities for resale from time to time by the Investors.  For purposes of this Agreement, “Registrable Securities” means (i) the Shares issued pursuant to this Agreement; (ii) the Warrant Shares; (iii) for any Investor which, immediately following the completion of the Offering, together with its affiliates and other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, beneficially owns at least fifteen percent (15%) of the issued and outstanding shares of Common Stock of the Company (a “Qualified Investor”) all such shares of Common Stock held by such Qualified Investor and its affiliates, as set forth in paragraphs 1 and 4 of the Securities Purchase Agreement to which this Annex I is attached (the “Current Qualified Shares”); (iv) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to the foregoing, and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing;

(b)                                        use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable after the Registration Statement is filed by the Company, but in any event no later than 4:00 p.m. Eastern Time on the 60th day after the Closing Date, or if the Registration Statement is reviewed by the SEC, on the 120th day after the Closing Date (such date, as applicable, the “Required Effective Date”).  Except as provided in Section 6.1(d), if the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, the Company shall, on the Business Day immediately following the Required Filing Date or the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Investor as partial compensation for such delay and not as a penalty (the “Late Registration Payments”) in cash equal to 1% of the purchase price paid under this Agreement for the Registrable Securities that are held by such Investor until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate 12% of such purchase price paid for the Registrable Securities; provided, further, that in all events such penalties shall cease to accrue with respect to any Investor on the date on which such Investor may sell Registrable Securities pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) without limitations on volume or manner of sales.  Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five Business Days after the earlier of (i) the end of each 30 day period following the Required Effective Date or (ii) the effective date of the Registration Statement.  Late Registration

Payments payable by the Company pursuant to this Section 6.1(b) shall be payable on the first (1st) business day of each thirty (30) day period following the Required Effective Date;

(c)                                        use its best efforts to cause any Prospectus used in connection with any Registration Statement to be filed with the SEC pursuant to Rule 424(b) under the Securities Act as soon as practicable but in any event no later than 9:00 a.m. Eastern Time the next day that is not a weekend or holiday and the Nasdaq Stock Market is not closed following the date such Registration Statement is declared effective by the SEC and prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which all of the Registrable Securities for such Registration Statement have been sold by such Investor and (ii) the date on which all of the Registrable Securities for such Registration Statement (in the opinion of counsel to such Investor) held by such Investor may be immediately sold to the public without registration or restriction (including, without limitation, as to volume by each holder thereof) under the Securities Act, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

(d)                                        notwithstanding the registration obligations set forth in this Section 6.1, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Investors thereof and file amendments to the initial Registration Statement as required by the SEC and/or (ii) withdraw the initial Registration Statement and file a new registration statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or new Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29.  Notwithstanding any other provision of this Agreement, if any SEC Guidance imposes a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used best efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement shall be reduced in the following order of priority (each, a “Cut Back”):  (i) all Warrant Shares held by Investors who are not Qualified Investors on a pro rata basis; (ii) all Shares issued to Investors who are not Qualified Investors on a pro rata basis; (iii) the Warrant Shares held by Qualified Investors on a pro rata basis; (iv) the Current Qualified Shares on a pro rata basis; and (v) the Shares issued to Qualified Investors pursuant to this Agreement (the “Cut Back Shares”), provided that the Company shall have an ongoing obligation to register the remaining Registrable Securities in one or more additional Registration Statements to be filed within 30 days of the Company becoming eligible to do so (the “Springing Date”), with such subsequent Registration Statement(s) to be declared effective within 90 days from the Springing Date, or as otherwise provided in this Agreement.  The Investor acknowledges and agrees that the payment of Late Registration Payments shall not be triggered by the occurrence of a Cut Back;

(e)                                        furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Prospectus (including preliminary and supplemental prospectuses and prospectus amendments) as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor;

(f)                                          file documents required of the Company for normal blue sky clearance in states as shall be reasonably appropriate in the opinion of the Company and its legal counsel; provided, however, that the Company shall not be required to qualify to do business or consent to general service of process in any jurisdiction in which it would not otherwise be required to qualify but for this Section 6(f);

(g)                                       bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in this Section 6.1 and the registration of the Registrable Securities pursuant to the Registration Statement, and otherwise with respect to any action required of the Company pursuant to this Section 6;

(h)                                       advise the Investor, promptly after it shall receive notice of the issuance of any stop order by the SEC or any other federal or state governmental authority delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(i)                                          with a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares or Warrant Shares to the public without registration, the Company covenants and agrees to use its reasonable best efforts to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Securities (including Common Stock issuable upon exercise thereof) may be resold pursuant to Rule 144 without volume or manner of sales limitations, or any other rule of similar effect and (B) such date as all of the Investor’s Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; (iii) furnish to the Investor upon request, as long as the Investor owns any Securities, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and  of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Securities (including common stock issuable upon exercise thereof) without registration, and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144;

(j)                                          if (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company’s best interest to disclose, or (iii) the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may (x) postpone or suspend filing of a Registration Statement for a period not to exceed thirty (30) consecutive days or (y) postpone or suspend effectiveness of a Registration Statement for a period not to exceed thirty (30) consecutive days (each, an “Allowed Delay”); provided that the Company may not postpone or suspend effectiveness of a Registration Statement under this Section 6.1(j) for more than 60 days in the aggregate during any 360 day period; provided, however, that no such postponement or suspension shall be permitted for consecutive thirty (30) day periods arising out of the same set of facts, circumstances or transactions, and provided further that in all events the Company shall use its best efforts to terminate any suspension period as promptly as possible;

(k)                                            permit counsel designated by the Investor to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC (not less than five (5) Business Days) and use reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose (so long as such comments are provided to the Company at least two (2) business days prior to the expected filing date) and will not request acceleration of a Registration Statement without prior notice to such counsel;

(l)                                          at the reasonable request of the Investor, prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to make reasonable changes to the plan of distribution set forth in such Registration Statement;

(m)                                          use reasonable best efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

(n)                                       if required by FINRA, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by resales of securities under the Registration Statement(s) (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing.  The company shall use reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement(s); and

(o)                                        notify the Investor, at any time during which a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice and provide a copy thereof to Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by Investor, and the intended method of disposition of such securities as shall reasonably be required to effect the registration of the Registrable Securities.

The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

6.2                               Transfer of Shares After Registration; Suspension.

(a)                                        Each Investor agrees that it will not effect any Disposition of the Securities or Warrant Shares or its right to purchase the Securities or Warrant Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act (including, without limitation, a so-called “4(1) and a half” transaction) or as contemplated by a Registration Statement and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b)                                        Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

(c)                                        Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the

Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

(d)                                        Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its best efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, (ii) no more than two (2) Suspensions shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”).  If a Suspension occurs and such Suspension is not a Qualifying Suspension (a “Non-Qualifying Suspension”), the Company shall, on the 10th Business Day immediately following the effectiveness of the Non-Qualifying Suspension and each 30th day thereafter, make a payment to the Investor as partial compensation for such Non-Qualifying Suspension equal to 1% of the purchase price paid under this Agreement for the Registrable Securities that are held by the Investor until the Non-Qualifying Suspension has ended; provided, however, that in no event shall the payments made pursuant to this paragraph (d), if any, exceed in the aggregate 12% of the purchase price paid for the Registrable Securities; provided, further, that in all events such penalties under this paragraph (d) shall cease to accrue with respect to any Investor on the date on which such Investor may sell all Registrable Securities pursuant to Rule 144 without limitations on volume or manner of sales.

(e)                                        If a Suspension is not then in effect, the Investor may sell Registrable Securities under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements.  Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.

(f)                                          The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Registrable Securities, certificates representing such securities without restrictive legend, provided the Registrable Securities are to be sold pursuant to the prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as EXHIBIT C.  Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Registrable Securities without restrictive legend.

(g)                                 If, at any time after the six (6) month period after the Closing Date and prior to the date on which the Investor may sell all Registrable Securities without volume or manner of sale restrictions pursuant to Rule 144, the Registration Statement is no longer effective, and, subject to the conditions set forth in this subsection (g), the Company shall receive a written request from the Investor (provided that the Investor has purchased at least $2 million in aggregate amount of the Securities, and provided that the Investor is not a Qualified Investor), that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities then held by the Investor, the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to the Other Investors, and subject to the limitations of this Section 6, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Investors request to be registered on Form S-3 to enable the resale of the Registrable Securities by the Investor from time to time on a continuous basis pursuant to Rule 415 of the Securities Act or, only if the Company is not eligible to use Form S-3, on such other form which is appropriate to register such Registrable Securities for resale from time to time by the Investors on a continuous basis, or on a Form S-1 if a Form S-3 or such other form as referred to above is unavailable.  The Company shall not be required to effect a registration pursuant to this subsection (g): (i) after the Company has effected one registration pursuant to this subsection (g); (ii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering, other than pursuant to a registration statement on Form S-8; provided, that the Company makes reasonable good faith efforts to cause such registration statement to become effective; and (iii) if the Company shall furnish to the Investor and the Other Investors a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration statement to be effected at such time because such action (x) would materially interfere with a significant acquisition, corporate reorganization or financing or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (provided, that no such information will be disclosed to such Investors) or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of Investor or the in initiating Other Investor, as the case may be, provided, that such right to delay a request shall be exercised by the Company not more than once; provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than pursuant to a registration statement on Form S-4 or S-8).  In connection with any registration under this Section 6.2(g), the Company shall comply with Sections 6.1(e) through (h), and Sections 6.1(k) through (o), as if such registration is a registration pursuant to Section 6.1.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Securities from the Investor, if (a) the sale of such Registrable Securities is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act; or (c) such Securities are sold in compliance with Rule 144 under the Securities Act.  In addition, the Company shall, at the request of the Investor, remove the restrictive legend from any Shares held by the Investor following the first date on which such Investor may sell such Shares pursuant to Rule 144 under the Securities Act (or any successor rule without limitations on volume or manner of sales.  Each Investor, severally and not jointly with the Other Investors, agrees that such Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are Registrable Securities held by an Investor that are sold pursuant to the Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6.2 is predicated upon the Company’s reliance upon this understanding.

6.3                               Securities Ineligible for Registration; Transfer Restrictions.

(a)                                        The Investors hereby acknowledge and agree that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities (including shares of common stock issuable upon exercise thereof) indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Investors acknowledge that the Company has no obligation to register or qualify any of the Securities (including shares of common stock issuable upon exercise thereof) for resale, except for the registration rights in Sections 6.1, 6.2 hereof which pertain only to the Investors.  The Investors further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor’s control.

(b)                                        Subject to Section 6.2(g) above, the Investors agree to the imprinting on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN

EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULE 144 UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4(1) AND A HALF” SALE.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration rights with the SEC, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

6.4                               Indemnification.  For the purpose of this Section 6.4:

(a)                                        the term “Selling Stockholder” shall mean the Investor, the directors, partners, managers, members, employees, accountants, counsel and agents of such Investor, each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each such persons directors, partners, managers, members, employees, accountants, counsel and agents;

(b)                                        the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statements (or deemed to be a part thereof) referred to in Section 6.1; and

(c)                                        the term “untrue statement” shall mean any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                        (i)                              The Company agrees to indemnify and hold harmless each Selling Stockholder, any investment banking firm acting as an underwriter for the Selling Stockholder, and broker/dealer acting on behalf of any Selling Stockholder, from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become jointly and severally, or jointly or severally, subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus or final prospectus related to any Registration Statement, or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder, (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement or (iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law or any rule promulgated thereunder, in each case related to the offer or sale of the Registrable Securities, and the Company will reimburse such indemnified person for any reasonable legal expense or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Stockholder in the Investor Questionnaire, or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder in accordance with the terms of this Agreement prior to the pertinent sale or sales by the Selling Stockholder.

(ii)                                The Investor, severally and not jointly with the Other Investors, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement, if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.  The indemnity agreement contained in this Section 6.4(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

(iii)                            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.4 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.4.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  All indemnified amounts shall be reimbursed as incurred.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv)                               If the indemnification provided for in this Section 6.4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d)(i) or (d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the

Investor agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Investor and the Other Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.4, and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 6.4 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

6.5                               Termination of Conditions and Obligations.  The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Securities shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

6.6                               Information Available.  So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Investor:

(a)                                        as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain consolidated financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)                                        upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.6 as filed with the SEC and all other information that is made available to shareholders; and

(c)                                        upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.7                               Public Statements.  By 8:30 a.m., Eastern time, on the trading day immediately following the execution of this Agreement, the Company shall issue one or more press releases disclosing all material terms of the transactions contemplated hereby in compliance with the Securities Act and the Exchange Act.  The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within two (2) Business Days after the Closing.  Such Current Report on Form 8-K shall include a form of this Agreement as an exhibit thereto.  The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Securities without the Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

6.8                               Limits on Additional Issuances.  Except for an Exempt Issuance, the Company will not, for a period of six months following the final closing date of the Offering, offer for sale or sell any securities unless, in the opinion of the Company’s counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering.  “Exempt Issuances” shall mean, in each case only if approved in advance by the Board of Directors of the Company, the issuance of (a) shares of Common Stock or options to employees, officers, directors or vendors of the Company pursuant to any employee stock purchase, stock or option plan duly adopted for such purpose, by the Board or which are issued as an inducement to employment, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, and (c)  securities issued pursuant to acquisitions or strategic transactions approved by the Board, provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.  Except as disclosed in the SEC Reports, and the offering contemplated hereby, the Company has not engaged in any such offering during the six months prior to the date of this Agreement.  The foregoing provisions shall not prevent the Company from filing a “shelf” registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

6.9                               Remedies.  [Intentionally Deleted].

6.10                        Assignment of Registration Rights.  Notwithstanding anything herein to the contrary, the Investor’s rights under this Section 6 shall be automatically assignable by the Investor to any permitted transferee of all or any portion of such Registrable Securities and/or the Warrants, to the extent of the Registrable Securities and/or Warrants so transferred, if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing to be bound by the provisions of Sections 6-12 of this Agreement.  In the event that the Investor transfers all or any portion of its Registrable Securities pursuant to this Section 6.10, the Company shall have ten (10) Business Days following the receipt of such notice to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415.  Upon any such assignment, all of the transferring Investor’s rights under this Agreement with respect to such transferred securities shall inure to the benefit of the transferee.

6.11                        Lockup by Qualified Investors.  Each Qualified Investor hereby agrees that it shall not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than by bona fide gift to donees who agree to be similarly bound) any Registrable Securities until the earlier of (i) six (6) months following the Closing Date and (ii) the date upon which a Registration Statement covering all of the Shares issued to non-Qualified Investors has been declared effective by the SEC.  The Company and each Qualified Investors agree and acknowledge that each Other Investor which is not a Qualified Investor is expressly made a third party beneficiary of this Section 6.11.

7.                                       NOTICES.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(i)              if to the Company, to:

NEUROMetrix, Inc.

62 Fourth Avenue

Waltham, MA 02451

Attention: Shai Gozani, MD, Ph.D., Chairman, President & CEO

Telephone: (781) 890-9989

Facsimile: (781) 891-1556

with a copy to:

Honigman Miller Schwartz and Cohn LLP

444 West Michigan Avenue

Kalamazoo, MI 49007

Attention:  Phillip D. Torrence, Esq.

Telephone: (269) 337-7702

Facsimile:  (269) 337-7701

(ii)             if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

8.             AMENDMENTS; WAIVER.  This Agreement and the Warrant may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.  The Company agrees that it will not enter into any modification or amendment of any agreement or warrant by or between the Company and any Other Investor in any manner that is in any respect more favorable to the Other Investors, and will not waive any rights of the Company, or any obligations of the Other Investors with respect to the Securities or the Warrant Shares, in each case without the prior written consent of the Investor.  The Company shall give prompt written notice, including a copy thereof, of any amendment, modification or waiver of this Agreement, a warrant, or any agreement by or between the Company and any Other Investor to the Investor if the Investor did not consent in writing to such amendment, modification or waiver.

9.             HEADINGS.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10.          ENTIRE AGREEMENT; SEVERABILITY.  This Agreement and the Warrant set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.  If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.          GOVERNING LAW.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

12.          COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13.          RIGHTS CUMULATIVE.  Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement.  The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

14.          SEVERABILITY.  Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

15.          REMEDIES.  Each of the parties acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”).  Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party shall be entitled to seek equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief.  Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

16.          WAIVER.  No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

17.          INDEPENDENT NATURE OF INVESTOR’S OBLIGATIONS AND RIGHTS.  The obligations of the Investor under this Agreement are several and not joint with the obligations of any Other Investor, and Investor shall in no way be responsible in any way for the performance of the obligations of any Other Investor.  Nothing contained herein, and no action taken by Investor, shall be deemed to constitute the Investor, the Other Investors and/or the Company as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transaction contemplated hereby.  Investor and each Other Investor shall be entitled to independently protect and enforce its rights, including without limitation with respect to the Investor the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

EXHIBIT A

NEUROMetrix, Inc.

SECURITIES CERTIFICATE QUESTIONNAIRE

Pursuant to Section 1 of the Agreement, please provide us with the following information:

1.	The exact name in which your Securities are to be registered (this is the name that will appear on your book entry statements. You may use a nominee name if appropriate:

2.	The relationship between you and the registered holder listed in response to item 1 above:

3.	The mailing address, telephone and fax number and e-mail address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

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EXHIBIT B

NEUROMetrix, Inc.

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To:  NEUROMetrix, Inc.,

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.0001 per share (the “Shares”), and warrants to purchase common stock (the “Warrants” and, together with the Shares, the “Securities”), of NEUROMetrix, Inc. (the “Company”).  The Securities are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Company must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor.  The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  Your answers will be kept strictly confidential.  However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.            BACKGROUND INFORMATION

Name:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )

Residence Address:

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(Number and Street)

(City)		(State)	(Zip Code)

Telephone Number: ( )

If an individual:

Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:		Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one): ☐ Residence Address ☐ Business Address

B.            STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

INDIVIDUALS

☐	A.

The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

☐	B.

The undersigned is an individual (not a partnership, corporation, etc.) with income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

☐	C.

The undersigned is an individual (not a partnership, corporation, etc.) who, with his or her spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐	D.	The undersigned is a director or executive officer of the Company.

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ENTITIES

☐	E.	The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above.

☐	F.	The undersigned is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the following (check one or more, as applicable):

		☐	1.

The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity; or a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

		☐	2.	The undersigned is an insurance company as defined in Section 2(13) of the Act.

		☐	3.	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

		☐	4.	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

		☐	5.	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) and either (check all that apply):

				☐	a.	the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

				☐	b.	the employee benefit plan has total assets in excess of $5,000,000; or

				☐	c.	the plan is a self directed plan with investment decisions made solely by or for the account of persons who are “Accredited Investors” as defined under the Act.

		☐	6.	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

		☐	7.

The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company and is one or more of the following (check one or more, as appropriate):

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		☐	a.	an organization described in Section 501(c)(3) of the Internal Revenue Code; or

		☐	b.	a corporation; or

		☐	c.	a Massachusetts or similar business trust; or

		☐	d.	a partnership.

☐	8.

The undersigned is a trust with total assets exceeding $5,000,000 which was not formed for the specific purpose of acquiring securities of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Securities.

☐	9.

The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

C.            REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1.             The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive.  The undersigned is able to bear the economic risk of an investment in the Securities.

2.             The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment.  Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

3.             The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Securities:

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the

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undersigned’s purchase of the Securities.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this            day of                     , 2009, and declares under oath that it is truthful and correct.

Print Name:

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

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EXHIBIT C

NEUROMetrix, Inc.

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

RE:          Sale of Shares of Common Stock of NEUROMetrix, Inc. (the “Company”) pursuant to the Company’s Prospectus dated                               , 2009 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:

Print Name:

Title:

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EXHIBIT D

FORM OF LEGAL OPINION

September       , 2009

To:  Each of the Investors listed on

Exhibit A hereto

Re:          Issuance and Sale of Common Stock and Warrants by NEUROMetrix, Inc.

Ladies and Gentlemen:

We have acted as counsel to NEUROMetrix, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale of                                        shares (the “Shares”) of common stock, $.0001 par value per share (the “Common Stock”), and warrants to purchase up to                        million shares of Common Stock (the “Warrants”) to the Investors identified as such pursuant to the Securities Purchase Agreement, dated August     , 2009 (the “Purchase Agreement”) among the Company and the Investors party thereto.  This opinion letter is provided to you at the request of the Company pursuant to Section 2 of the Purchase Agreement.  Except as otherwise indicated, capitalized terms used in this opinion letter are defined as set forth in the Purchase Agreement.

In so acting, we have reviewed the Certificate of Incorporation and the Bylaws (collectively, the “Organizational Documents”) of the Company, and the Purchase Agreement and the Warrants (together the “Financing Agreements”), and have considered such matters of law and of fact, and relied upon such certificates and other information furnished to us, as we have deemed appropriate as a basis for our opinions set forth below.  As to matters involving facts relevant to the opinions stated in this opinion letter, we have relied, without independent investigation or verification, solely upon (a) representations made in the Financing Agreements, (b) certificates of officers of the Company, and (c) certificates of government officials.

The law covered by the opinions expressed in this opinion letter is limited to the Law (as defined in paragraph C below) of the State of Michigan, the Delaware General Corporation Law and the federal Law of the United States.  We are not admitted to practice in the State of Delaware and, with respect to the opinions set forth below, insofar as they relate to any Delaware law, with your permission, we (i) have limited our review to standard compilations available to us of the Delaware General Corporation Law, which we have assumed to be accurate and complete, and (ii) have not reviewed case law.

Based upon and subject to the foregoing, we are of the opinion that:

1.             The Company is (a) duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and (b) duly qualified to transact business as a foreign corporation and in good standing under the laws of the Commonwealth of Massachusetts.  The Company has the requisite corporate power and authority to execute and deliver, and to perform

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its obligations under, the Financing Agreements.  The execution, delivery and performance of the Financing Agreements by the Company have been duly authorized by all necessary corporate action on behalf of the Company.

2.             Each of the Financing Agreements (a) has been duly executed and delivered by the Company(3) and (b) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.  The opinion in clause (b) of this paragraph 2 is given as if the Law of the State of Michigan governs the Financing Agreements, without regard to whether the Financing Agreements so provide, and does not include an opinion as to what law governs.

3.             The Company’s execution and delivery of the Financing Agreements and the issuance of the Common Stock, Warrants and Warrant Shares pursuant thereto do not violate (i) the Company’s Organizational Documents, or (ii) any Law which, to our Actual Knowledge (as to factual matters only), is applicable to the Company.

4.             The Shares have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable.  The Warrant Shares have been duly authorized and, when issued and delivered against payment therefor upon exercise of the Warrants in accordance with their terms, will be validly issued, fully paid and nonassessable.  The Warrant Shares have been duly reserved for issuance pursuant to the exercise of the Warrants.

5.             All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with, any U.S. Federal regulatory authority or U.S. Federal governmental body required for the issuance of the Shares and the Warrants have been made or obtained, except (a) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D, and (b) for an application to the Nasdaq Global Market for the listing of the Shares.

6.             Assuming the accuracy of the representations in the Purchase Agreement, the offering, sale and issuance of the Shares, the Warrants and the Warrant Shares under the Financing Agreements do not require registration under the Securities Act of 1933, as amended (the “Securities Act”), subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D; it being understood that no opinion is expressed as to any subsequent resale of such shares.

The foregoing opinions are subject to the following (in addition to the qualifications and other limitations set forth above):

A.            The opinion as to enforceability of the Financing Agreements and the rights and remedies set forth in the Financing Agreements, and the compliance with law of the execution, delivery and performance of the Financing Agreements, are subject to established and evolving

(3) We will need to see the executed warrants.

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principles of equity, commercial reasonableness and conscionability, and to the limitations imposed by applicable law on (i) the enforceability of purported waivers or rights and defenses, (ii) the granting of rights, remedies, covenants or security in excess of those available under applicable law, and (iii) the exercise and availability of remedies and defenses generally, including the availability or non-availability of the remedy of specific performance.

B.            We express no opinion as to the enforceability of the indemnification and contribution provisions of the Financing Agreements, or any provisions exculpating you or any of your representatives from any liability, in each case insofar as such provisions might require indemnification or exculpation with respect to any violations of securities laws or relating to any litigation by any party determined adversely to any party other than the Company.

C.            For purposes of this opinion letter, “Law” means the statutes, and, other than with respect to Delaware laws, the judicial and administrative decisions, and the rules and regulations of the governmental agencies of the applicable jurisdiction, but excluding the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities, and special political subdivisions (whether created or enabled through legislative action at the Federal, state or regional level), and judicial decisions to the extent that they deal with any of the foregoing.

D.            We have only considered the applicability of Laws that a lawyer in the State of Michigan exercising customary professional diligence would reasonably recognize as being directly applicable to the Company, the transactions described in the Financing Agreements, or both.  We disclaim any opinion with respect to specialized laws that are not customarily covered in opinion letters of this kind, such as tax, securities (except as specified in paragraphs 5 and 6), insolvency, bankruptcy, antitrust, pension, employee benefit, environmental, intellectual property, bank regulatory, usury, insurance, labor, and health and safety laws or any laws, rules or regulations relating to the United States Food and Drug Administration or any federal, state or foreign agencies or bodies engaged in the regulation of pharmaceutical products or the bylaws, rules or regulations of the Financial Industry Regulatory Authority, Inc.  Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof, compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or stockholder approvals; or compliance with state securities or blue sky laws.

E.             Our “Actual Knowledge” or a phrase having similar wording means the conscious awareness of facts or other information by Barbara A. Kaye, Phillip D. Torrence and Kara L. Hoorn (the “Designated Attorneys”).  Except as described in this opinion letter, the Designated Attorneys have not undertaken any investigation or made inquiry of other attorneys or employees of Honigman Miller Schwartz and Cohn LLP to determine the existence or absence of such facts.

F.             In rendering this opinion, we have assumed:  the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Financing Agreements), where authorization, execution and

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delivery are prerequisites to the effectiveness of such documents; and the genuineness and authenticity of all signatures on original documents.  We have also assumed:  that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Financing Agreements are obligations binding upon the parties thereto other than the Company; and that there are no extrinsic agreements or understandings among the parties to the Financing Agreements that would modify or interpret the terms of any documents or the respective rights or obligations of the parties thereunder.

G.            With regard to our opinion in paragraph 4 with respect to the Warrant Shares, we express no opinion as to the authorization or valid issuance of shares to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuance of securities of the Company and/or antidilution adjustments to outstanding securities of the Company may cause the Warrants to be issuable for more shares of Common Stock than the number that then remain authorized but unissued.

H.            With regard to our opinion in paragraph 6 concerning no registration required, our opinion is expressed only with respect to the offer and sale of the Shares and the Warrants without regard to any offers or sales of other securities occurring prior to or subsequent to the date hereof.

I.              No opinion is given with respect to any late charges, penalties, liquidated or other pre-measured damages or limitations thereon.

J.             The opinion set forth in item 5 above is qualified by the fact that the Company did not provide notice to NASDAQ 15 calendar days prior to the issuance of the Shares and the Warrants as required by Rule 5250(e)(2).

This opinion letter may be relied upon by you only in connection with the transactions described in the Financing Agreements.  This opinion letter may not be used or relied upon by any other person or for any other purpose whatsoever without, in each instance, our prior written consent.

This opinion letter speaks only as of its date.  We do not undertake any obligation to advise you or any other party of changes of law or fact that occur after the date of this opinion letter — even though the change may affect the legal analysis, a legal conclusion or an information confirmation in this opinion letter.

Very truly yours,

HONIGMAN MILLER SCHWARTZ AND COHN LLP

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EXHIBIT E

FORM OF WARRANT

THIS SECURITY HAS NOT BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULE 144 UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4(1) AND A HALF” SALE.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

STOCK PURCHASE WARRANT

TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF

NEUROMETRIX, INC.

No. CSW-	, 2009

THIS CERTIFIES THAT, for value received,                               , or registered assigns, (herein referred to as the “Purchaser” or “holder”), is entitled to subscribe for and purchase from NEUROMetrix, Inc., a Delaware corporation (herein called the “Company”), at the exercise price specified below (subject to adjustment as noted below) at any time beginning on the date that is the earlier of (x)                           (4)  and (y) immediately prior to consummation of a Change of Control (as defined below) to, and including                         , 2014(5) (subject to extension as provided below, the “Expiration Date”),                          (                        ) fully paid and nonassessable shares (“Shares”) of common stock, par value $.0001 per share (herein the “Common Stock”) (subject to adjustment as noted below).  This Stock Purchase Warrant (this “Warrant”) has  been issued pursuant to a Securities Purchase Agreement, dated as of September     , 2009 (the “Agreement”), between the Purchaser and the Company.

The warrant exercise price (subject to adjustment as noted below) shall be $           per Share (the “Warrant Purchase Price”).

(4)   Insert date that is 180 days after the date hereof.

(5)   Insert date that is five years from the date hereof.

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This Warrant is subject to the following provisions, terms and conditions:

1.             EXERCISE OF WARRANT.  The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the Warrant Purchase Price for such Shares, or if available, pursuant to the cashless exercise procedure specified in Section 2 below; provided, however, that any such exercise made in connection with a Change in Control, may be conditioned upon the consummation of such Change in Control and payment with respect to such exercise shall be made at the time of the consummation of such Change in Control.

2.             NET EXERCISE OF WARRANT.  This Warrant may also be exercised in whole or in part, at such time by means of a “cashless exercise” in which the holder shall be entitled to receive a certificate for the number of Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

(A) =	the VWAP on the trading day immediately preceding the date on which the holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) =	the Warrant Purchase Price, as adjusted hereunder; and

(X) =

the number of Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Board of Directors of the Company and the holders of a majority in interest of the Warrants being exercised for which the calculation of VWAP is required in order to determine the exercise price of such Warrants.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

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3.             BENEFICIAL OWNERSHIP.

(a)           Notwithstanding anything to the contrary contained in this Warrant (other than the provisions of Section 3(b) below), the Company shall not effect any exercise of this Warrant, and a holder shall not have the right to exercise any portion of this Warrant to the extent (but only to the extent) that, after giving effect to such issuance after exercise, the holder (together with any person acting as a group with the holder or the holder’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the holder) and of which warrants shall be exercisable (as among all warrants owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership and as to the determination of any group) shall be determined by the holder in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. For any reason at any time, upon the written or oral request of the holder, the Company shall within one (1) business day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.  Each delivery of an Exercise Notice by the holder will constitute a representation by the holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Shares requested by the holder in such Exercise Notice is permitted under this paragraph.

(b)           The provisions of Section 3(a) above shall not apply to any exercise by any holder whose beneficial ownership of Common Stock immediately prior to the issuance of this Warrant (together with any person acting as a group with the holder and the holder’s affiliates) exceeds the Maximum Percentage (an “Existing MP Holder”), provided, however, if at any time after the date hereof an Existing MP Holder and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Holders for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) shall collectively beneficially own the Maximum Percentage or less, then such holder may deliver a written notice to the Company

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(an “MP Notice”) providing that such holder irrevocably elects to be subject to the provisions of Section 3(a).

(c)           Notwithstanding anything to the contrary contained in this Warrant, the Company shall not effect any exercise of this Warrant (including if held by an Existing MP Holder that has not delivered an MP Notice), and a holder shall not have the right to exercise any portion of this Warrant to the extent (but only to the extent) that, after giving effect to such issuance after exercise, the holder (together with any person acting as a group with the holder or the holder’s affiliates) would beneficially own in excess of 19.99% (the “Applicable Percentage”) of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the holder) and of which warrants shall be exercisable (as among all warrants owned by the holder) shall, subject to such Applicable Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership and as to the determination of any group) shall be determined by the holder in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. For any reason at any time, upon the written or oral request of the holder, the Company shall within one (1) business day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.  Each delivery of an Exercise Notice by the holder will constitute a representation by the holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Shares requested by the holder in such Exercise Notice is permitted under this paragraph.

4.             ISSUANCE OF THE SHARES.  The Company agrees that the Shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares as aforesaid.  Subject to the provisions of the preceding Section, within 3 business days after the rights represented by this Warrant shall have been exercised, the Company shall cause its transfer agent to issue the Shares so purchased to Purchaser in book-entry format and deliver evidence of such issuance to Purchaser, and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.  Notwithstanding anything herein to the contrary, in the event of an exercise of this

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Warrant effective immediately prior to a Change of Control (as defined below), the Shares purchased upon such exercise shall be deemed issued and shall be issued immediately prior to consummation of the Change of Control.

5.             AUTHORIZATION OF SHARES.  The Company represents and warrants that this Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered and is a legal and binding obligation of the Company, enforceable against the Company in accordance with the terms of this Warrant, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally.  The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof or represented by the Common Stock will, upon issuance and payment therefor, be duly authorized and issued, fully paid and nonassessable.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant, free from preemptive rights, rights of first refusal or other contingent purchase rights other than those held by a holder of this Warrant (as a result of holding this Warrant).

6.             CHARGES, TAXES AND EXPENSES. The Company will pay any documentary stamp taxes attributable to the issuance of Shares of Common Stock upon the exercise of this Warrant.

7.             ADJUSTMENTS OF WARRANT PURCHASE PRICE AND NUMBER OF SHARES; STOCK SPLITS, ETC.   The above provisions are, however, subject to the following:

(a)           The Warrant Purchase Price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided.  Upon each adjustment of the Warrant Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of Shares obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Purchase Price resulting from such adjustment.

(b)           In case the Company shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in Subsection (c) below) or in any obligations or any shares of stock of the Company which are convertible into or exchangeable for Common Stock (such obligations or shares of stock being hereinafter referred to as “Convertible Securities”), or in any rights or options to purchase any Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of net profits or surplus, then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common

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Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, such number of shares of Common Stock, such that upon exercise hereof, such holder would receive such number of shares of Common Stock as a result of each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of any such dividend or distribution if continuously since the record date for any such dividend or distribution such holder (x) had been the record holder of the number of shares of Common Stock then received, and (y) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock.

(c)                                 In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased.

(d)                                 If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock or securities with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Purchase Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

(e)                                 Upon any adjustment of the Warrant Purchase Price or any adjustment of any material terms hereof, then and in each such case an officer of the Company shall, promptly after the occurrence of any event that requires an adjustment or readjustment, give signed written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from such adjustment, any material change in the terms of the Warrant, and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

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(f)                                   In case any time:

(i)                                          the Company shall pay any dividend payable in stock upon its capital stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in Subsection (c) above);

(ii)                                the Company shall make any distribution (other than a cash distribution out of net profits or surplus) to the holders of its capital stock; or

(iii)                            there shall be any capital reorganization, or reclassification of the capital stock of the Company,

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization or reclassification, as the case may be.  Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization or reclassification, as the case may be.  Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.  In each such case, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

8.                                      TREATMENT OF WARRANT UPON CHANGE IN CONTROL OF COMPANY.

(a)                                 Change in Control.  For the purpose of this Warrant, “Change in Control” means (A) a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination or other similar event, (1) following which the holders of Common Stock immediately preceding such consolidation, merger, exchange, recapitalization, reorganization, combination or event either (a) no longer hold a majority of the shares of Common Stock or (b) no longer have the ability to elect a majority of the board of directors of the Company or (2) as a result of which shares of Common Stock shall be changed into (or the shares of Common Stock become entitled to receive) the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity and the holders of Common Stock immediately preceding such event no longer hold a majority of such shares of the Company or another entity following such reclassification; or (B) the sale or transfer in one transaction or in a series of related transactions of all or substantially all of the assets of the Company (an “Asset Sale”).  The Company shall provide the holder with written notice of any Change of Control at least twenty (20) days prior to the consummation of a Change of Control via facsimile or overnight courier.

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(b)                                 Treatment of Warrant at Change in Control.

(i)                                    Unless the holder has elected to exercise its rights under Section 8(b)(v) below, upon the written request of the Company, the holder agrees that, in the event of a Change in Control that is not an Asset Sale, either (at the option of the holder) (a) the holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (b) if the holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Change in Control. The Company shall provide the holder with written notice of its request relating to the foregoing (together with such reasonable information as the holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the holder not less than twenty (20) days prior to the closing of the proposed Change in Control.

(ii)                                Unless the holder has elected to exercise its rights under Section 8(b)(v) below, upon the written request of the Company, the holder agrees that, in the event of a Change in Control that is an “arms length” Asset Sale to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (at the option of the Holder) (a) the holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (b) if the holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the holder with written notice of its request relating to the foregoing (together with such reasonable information as the holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the holder not less than twenty (20) days prior to the closing of the proposed Change in Control.  For purposes of this Warrant, the term “successor entity” shall mean any person or entity purchasing the Company’s assets or Common Stock, or any successor entity resulting from a Change of Control.

(iii)                            Unless the holder has elected to exercise its rights under Section 8(b)(v) below, upon the written request of the Company received at least twenty (20) days prior to consummation of the applicable Change of Control, the holder agrees that, in the event of a stock for stock Change in Control of the Company by a publicly traded acquirer, the Company may require the Warrant to be deemed automatically exercised and the holder shall participate in the Change in Control as a holder of the Shares on the same terms as other holders of the same class of securities of the Company.

(iv)                               Unless the holder has elected to exercise its rights under Section 8(b)(v) below, upon the closing of any Change in Control other than those particularly described in subsections (i), (ii) and (iii) above, the successor entity, if any, and if applicable, shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Change in Control and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

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(v)                                   Notwithstanding anything contained in this Warrant to the contrary (including, without limitation, any of the provisions of Section 8(b)(i), (ii), (iii) or (iv) hereof), in the event of a Change of Control, at the request of the holder delivered before the fifth (5th) business day prior to the scheduled closing of  the consummation of such Change of Control (a “Redemption Notice”), the Company shall purchase this Warrant from the holder by paying to the holder cash in an amount equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of such Change of Control.  Following the receipt of a Redemption Notice from the holder, the Company shall not effect a Change of Control that is being treated as a redemption in accordance with this Section 8(b)(v), unless either it obtains the written agreement of the successor entity that payment of the Black Scholes Value shall be made to the holder upon consummation of such Change of Control or it shall first place into an escrow account with an independent escrow agent, at least three (3) business days prior to the closing date of the Change of Control, an amount in cash equal to the Black Scholes Value.  Concurrently upon closing of such Change of Control, the Company shall pay or shall instruct the escrow agent to pay the Black Scholes Value to the holder.  “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg Financial Markets (“Bloomberg”) determined as of the day of the closing of the applicable Change in Control transaction for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Fundamental Transaction and (iii) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non cash consideration, if any, being offered in the Change in Control, such non-cash values to be as set forth in any definitive agreement for the Change of Control that has been executed around the time of the first public announcement of the Change of Control or, if no such value is determinable from such definitive agreement, based on the closing market price for shares of the successor entity or its principal securities exchange or quotation system on the trading day preceding the first public announcement of the Change of Control or, if the successor entity is not a publicly traded entity, as mutually determined in good-faith by the holder and the Company’s Board of Directors.  In addition, for purposes of determining the Black Scholes Value, this Warrant shall be deemed to be exercisable from and after the date of issuance of the Warrants regardless of any restrictions on exercisability.

(vi)                               Notwithstanding anything herein to the contrary, in the event the holder elects to exercise the Warrant immediately prior to consummation of a Change of Control in accordance with this Section 8(b), then the Company shall not enter into such Change in Control transaction unless the successor entity shall, as part of the transaction constituting such Change in Control, issue or pay to the holder the identical consideration, less the applicable Warrant Purchase Price, that such holder would have received upon such Change of Control (whether from the Company or the successor entity, as applicable) with respect to any portion of the Warrant that the holder is restricted from exercising due to the provisions of Section 3 hereof, in exchange for the cancellation of such portion of the Warrant.

9.                                      NO STOCKHOLDER RIGHTS.  This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

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10.                               REGISTRATION OR EXEMPTION REQUIRED.  This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement, pursuant to Rule 144 or after receipt by the Company of an opinion of counsel for the holder that any such pledge, transfer, sale or assignment shall be exempt from the registration requirements of the Securities Act, including, without limitation, a so-called “4(1) and a half” transaction.

11.                               TRANSFER OF WARRANTS.  Subject to compliance with the second sentence of Section 10 above, the holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The holder shall deliver a written notice to Company, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within three (3) business days of its receipt of a notice of assignment and, if required by this Warrant, receipt by the Company of an opinion of counsel (the “Transfer Delivery Period”), and shall deliver to the assignee(s) designated by holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant, and shall be enforceable by any such holder.  For avoidance of doubt, in the event holder notifies the Company that such sale or transfer is a so called “4(1) and half” transaction, the parties hereto agree that a legal opinion from outside counsel for the holder in reasonable form delivered to counsel for the Company shall be the only requirement to satisfy an exemption from registration under the Securities Act to effectuate such “4(1) and half” transaction.

12.                               SURRENDER.  This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

13.                               RESTRICTED SECURITIES.  The holder hereby acknowledges and agrees that this Warrant constitutes a “restricted security” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the holder may only transfer this Warrant in accordance with the provisions of this Warrant, including Sections 10 and 11 hereof.  The holder acknowledges that the Company has no obligation to register or qualify the Warrant for resale.  This Warrant and the Shares shall be imprinted with a legend in substantially the form set forth in Section 6.3(b) of the Agreement unless such Shares are theretofore registered for resale.

14.                               GOVERNING LAW.  All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law, not the law of conflicts, of the State of Delaware.

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15.                               MISCELLANEOUS.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of any such loss, theft, destruction or mutilation of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form to the Company or, in the case of mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday, or shall be a legal U.S. or New York state holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or holiday.  The invalidity or unenforceability of any provision of this Warrant shall in no way affect the validity or enforceability of any other provisions of this Warrant, or the Agreement.

16.                               NOTICES.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt.  Notices to the Company pursuant to this Warrant shall be delivered to the address set forth on the signature page hereof, until another address is designated in writing by the Company.  Notices to the holder pursuant to this Warrant shall be delivered to the address set forth in the Company’s records, until another address is designated in writing by the holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date set forth above.

Address:	NEUROMETRIX, INC.

By
Name:
Title:

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NOTICE OF EXERCISE

To:                                                               NEUROMETRIX, INC.

1.                                      The undersigned hereby elects to purchase            Shares of NEUROMETRIX, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2.                                      Payment shall take the form of (check applicable box):

☐                                    in lawful money of the United States; or

☐                                    the cancellation of such number of Shares as is necessary, in accordance with the formula set forth in Section 2 of the Warrant, to exercise this Warrant with respect to the maximum number of Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2 of the Warrant.

3.                                            Please issue a certificate or certificates representing such Shares in the name of the undersigned or in such other name as is specified below:

The Shares shall be delivered to the following:

4.                                      The undersigned is (i) an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and/or (ii) a “qualified institutional buyer” as defined in Rule 144A promulgated under the Securities Act.

[NAME OF PURCHASER]

By:

Name:

Title:

Dated:

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated:

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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EXHIBIT E-1

FORM OF AGENT WARRANT

(See Exhibit E)

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EXHIBIT E-2

6.5% of the gross proceeds received by the Company in connection with the sale of the Securities in the Transaction, plus a warrant to purchase shares of the Common Stock equal to 2.35% of the Shares sold by the Company to the Investors in the Transaction.

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EXHIBIT F

SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of common stock (the “Registrable Securities”) of NEUROMetrix, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Securities Purchase Agreement (the “Securities Purchase Agreement”) to which this document is annexed.  A copy of the Securities Purchase Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.                                      Name.

(a)                                  Full Legal Name of Selling Securityholder

(b)                                 Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)                                  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.                                      Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.                                      Broker-Dealer Status:

(a)                                  Are you a broker-dealer?

Yes	☐	No	☐

(b)                                 If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes	☐	No	☐

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Note:                   If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)                                  Are you an affiliate of a broker-dealer?

Yes	☐	No	☐

(d)                                 If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes	☐	No	☐

Note:                   If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.                                      Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Securities Purchase Agreement.

(a)                                  Type and amount of other securities beneficially owned by the Selling Securityholder:

5.                                      Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time

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while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

NEUROMetrix, Inc.

62 Fourth Avenue

Waltham, Massachusetts 02451

Attention:

Telephone:

Facsimile:

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SECURITIES PURCHASE AGREEMENT

DISCLOSURE SCHEDULE

(Dated  September 8, 2009)

(SEE ATTACHED)

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